UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2012

FINANCIAL ENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1804 Embarcadero Road Palo Alto, California		94303
(Address of principal executive offices)		(Zip Code)

(650) 565-4900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Financial Engines, Inc. (“Financial Engines”) held an Annual Meeting of Stockholders on May 15, 2012. There were 46,254,311 shares of common stock entitled to vote at the Annual Meeting of Stockholders, of which 43,716,322 shares were voted in person or by proxy. The following matters were voted upon as follows:

Proposal 1:	Election of three Class II directors to hold office until the 2015 Annual Meeting of Stockholders or until their successors are elected and qualified:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
E. Olena Berg-Lacy	39,584,778	776,162	3,355,382
John B. Shoven	38,967,645	1,353,295	3,355,382
David B. Yoffie	39,658,002	702,938	3,355,382

Proposal 2:	The ratification of the selection by the Audit Committee of the Board of Directors of KPMG LLP as Financial Engines’ independent registered public accountants:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,674,487	38,921	2,914	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2012

FINANCIAL ENGINES, INC.

By:	/s/ Raymond J. Sims
Raymond J. Sims
Executive Vice President and Chief Financial Officer